ANNUAL REPORT
                                                              SEPTEMBER 30, 2001

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

Dear Fellow Shareholders:                                     November 15, 2001

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our many new shareholders. You may now access your account information on the internet at our web site, reynoldsfunds.com. You must first request a personal identification number (PIN) either on-line or by calling 1-800-773-9665. You are able to view a list of your accounts, account detail (including balances), transaction history, distributions, and Fund prices on a daily basis. The Reynolds Money Market Fund now has unlimited check writing with no minimum amount.

  Interest rate increases during the first half of 2000 by the Federal Reserve Board were one of the factors that ultimately lead to a slowdown in the U.S. economy in 2001. This slowdown in the economy affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the Standard & Poor's 500 Index, as well as all other major market indexes, declined during the Reynolds Stock Funds' fiscal year ended September 30, 2001. The Reynolds Blue Chip Growth, Opportunity and Reynolds Fund, which emphasize investments in high quality growth companies, also experienced negative returns during this same period.

  The stock market caused many market averages and portfolios to retrace the gains of 1999 and 2000 and has brought us back to prices for many companies that equal 1998 valuations. Since January 2001, the Federal Reserve has lowered interest rates ten times in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive influence on the economy, the growth prospects for high quality companies and on the stock prices of our core holdings.

  There is usually a six to nine month time lag between the time the Federal Reserve lowers interest rates and its effects are reflected in U.S. economic activity. We anticipate a rebound in the economy in 2002 which should be anticipated by investors in advance. This should lead to strong appreciation in our equity portfolios.

  The events of September 11, 2001 have added to the near term uncertainty for financial markets and have initially made them more volatile. However, long-term we are very optimistic as the U.S. economy has many basic underlying strengths and should grow and prosper over the long-term. In the Reynolds Stock Funds we emphasize companies that are well capitalized, world and industry leaders. They should be the types of companies that investors want to own in a recovering market and growing economy. During the one month period ended October 31, 2001 the Reynolds Blue Chip Growth Fund increased +6.3%, the Reynolds Opportunity Fund increased +7.3% and the Reynolds Fund increased +6.4%.

                  LONG-TERM INVESTING IN HIGH QUALITY COMPANIES

  The long term strategy of the Reynolds Stock Funds is to invest in high quality, industry-dominant companies. Occasionally, these companies go out of favor for a while. However, these companies continue to build value as their earnings grow and it is only a matter of time before their stocks begin appreciating again. Each of these key stocks held in the Reynolds Stock Funds are the #1 companies in the world in their respective industries:

   Albertson's / Safeway - Grocery Stores
   American Express - Financial Services
   American International Group - Insurance
   Amgen - Biotechnology
   AOL Time Warner / Sony - Entertainment/Media
   Best Buy - Retail Specialty (Consumer Electronics)
   Cisco - Computer Networking
   Citigroup - Banks
   Coca-Cola - Beverages (the best known
     brand name in the world)
   Dell Computer - Computer &
     Peripherals (Personal Computers)
   Walt Disney - Entertainment / Media
   eBay - Retail Specialty (Internet Businesses)
   EMC - Computer & Peripherals (Computer Storage)
   Fannie Mae - Financial Services
   General Electric - Electrical Equipment
   General Mills / Kraft Foods - Foods
   Hewlett-Packard - Computer & Peripherals (Printers)
   Home Depot - Building (Material Retailers)
   IBM - Computer & Peripherals (Large Computers)
   Intel / Texas Instruments - Semiconductors
   Johnson & Johnson / Abbott Laboratories -
     Medical Supplies
   McDonalds - Restaurants
   Merck / Pfizer - Drugs
   Microsoft - Application Software
   Minnesota Mining & Manufacturing - Chemicals
   Nokia - Wireless Communications
   Procter & Gamble / Colgate-Palmolive /
     Gillette - Household Products
   Schlumberger - Energy Services
   Charles Schwab - Financial Services
   Wal-Mart Stores / Costco - Retail Stores

    INTEREST RATE REDUCTIONS ARE A SIGNIFICANT POSITIVE FOR STOCK VALUATIONS

  The Federal Reserve Board has lowered short-term interest rates ten times so far in 2001. Lower interest rates usually cause higher stock valuations for many reasons including:

   (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.

   (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.

   (3) Cash is not as attractive as an alternative investment to stocks.

   (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when interest and inflation rates are low.

                       THE REYNOLDS BLUE CHIP GROWTH FUND

  The Reynolds Blue Chip Growth Fund has investments in many of the premier worldwide growth companies. These companies have proven management, strong financials including low debt and high return on equity, leading research and development, and dominant worldwide products with good unit sales growth. The probabilities highly favor that the diversified group of industry leading companies held in the Blue Chip Fund will remain industry leaders over the long-term, continue to strongly increase their earnings, and continue to significantly increase shareholder wealth.

  Since its inception in 1988, the Blue Chip Fund's long-term performance has been featured in many financial publications and shows including: America Online, Bloomberg, Business Week, CNBC, CNN, CNNfn, Consumer Reports, Fortune, Investor's Business Daily, Kipplinger's, Louis Ruykeyser's Mutual Funds, Money, Morningstar, Mutual Funds Magazine, Schwab, Smart Money, Standard & Poor's The Outlook and Select Funds, USA Today, New York Times, The Wall Street Journal, Wall Street Week, Wizards of Wall Street and Worth Magazine.
                  ----------------------

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2001)

                                              TOTAL RETURN   ANNUALIZED RETURN
                                              ------------   -----------------
Since inception (August 12, 1988)                +237.2%           +9.7%
Ten Years                                        +131.8%           +8.8%
Five Years                                        +37.1%           +6.5%
One Year                                          -55.3%

                         THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund generally invests in medium and large size high quality companies that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have sales of more than $500 million and are demonstrating strong earnings growth from proprietary innovative products.

  A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund. We are making a high probability bet with the companies in the Opportunity Fund, just as we are with the companies in the Blue Chip and Reynolds Funds, that the majority of the companies within a well diversified group of proven worldwide leading companies will continue to be leaders and strongly increase their earnings and shareholder wealth in the future.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2001)

                                              TOTAL RETURN   ANNUALIZED RETURN
                                              ------------   -----------------
Since inception (January 30, 1992)               +75.7%            +6.0%
Five Years                                       +12.4%            +2.4%
One Year                                         -60.4%

                               THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in high quality common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2001)

                                              TOTAL RETURN   ANNUALIZED RETURN
                                              ------------   -----------------
Since inception (October 1, 1999)                -56.5%            -34.0%
One year                                         -66.9%

                     THE REYNOLDS U.S. GOVERNMENT BOND FUND

  The Reynolds U.S. Government Bond Fund emphasizes high quality investments in U.S. Treasury Bonds, Treasury Notes, Treasury Bills and Federal Agencies of varying maturities. As of September 30, 2001, the assets were invested approximately 91.8% in Federal Agencies and 8.2% in high quality cash equivalents.

  The Reynolds U.S. Government Bond Fund is designed to satisfy many of the fixed income objectives of investors. For example, the Bond Fund is actively managed and is invested in bonds having many different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The Bond Fund had a dollar weighted average maturity of .66 years on September 30, 2001. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short and long-term economic, inflation and interest rate forecasts.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2001)

                                              TOTAL RETURN   ANNUALIZED RETURN
                                              ------------   -----------------
Since inception (January 30, 1992)               +61.0%             +5.1%
Five Years                                       +28.8%             +5.2%
One Year                                          +6.2%

                         THE REYNOLDS MONEY MARKET FUND

  The Reynolds Money Market Fund offers unlimited check writing with no minimum amount per check. The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs. For ease of redemption, the Money Market Fund offers: (1) check writing ($.20 printing charge per check); or (2) telephone redemption where either a check is mailed to the shareholder, or money may be wired to the shareholder's bank account ($15.00 wiring charge - no charge if part of the systematic withdrawal plan which has a $100 minimum withdrawal). As of September 30, 2001, the dollar weighted average days to maturity of the Money Market Fund was 35 days.

  The Reynolds Money Market Fund's yield should vary with the rate of inflation over the years. Its yield is usually higher than inflation and higher than or approximately the same as most brokerage-firm sponsored money market funds. Brokerage-firm sponsored money market funds typically have higher expense structures due to their higher marketing costs. The Reynolds Money Market Fund's yield is almost always higher than rates paid by most short-term bank accounts. The rates paid by banks are lower because banks typically have higher overhead.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2001)

                                              TOTAL RETURN   ANNUALIZED RETURN
                                              ------------   -----------------
Since inception (January 30, 1991)               +58.5%             +4.4%
Ten Years                                        +52.9%             +4.3%
Five Years                                       +26.3%             +4.8%
One Year                                          +4.3%

                              ECONOMIC DISCUSSION

                               THE WORLD ECONOMY

  There are more than 1.5 billion people in the world who will be experiencing a higher standard of living and using and consuming many products as capitalism grows in many countries such as China and Eastern Europe. Many other countries, such as India and Latin America, have rapidly emerging middle classes, which desire western goods and services and governments that are encouraging foreign investment.

  Worldwide inflation remains low. There are many reasons for this including: worldwide growth is at reasonable levels, committed central bankers, fiscal restraint by governments, the worldwide competition for products and labor is keeping costs low, economic systems are more efficient, and the slowing U.S. economy. In addition, cost cutting and restructuring is spreading to many countries, more efficient private-sector operations are replacing inefficient state-run enterprises, and excess capacity exists in many markets. The Blue Chip, Opportunity and Reynolds Funds are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies.

                                THE U.S. ECONOMY

  The U.S. economy slowed during 2001. This slowdown was partly caused by the interest rate increases initiated by the Federal Reserve in 1999 and early 2000. While the Federal Reserve's intentions were to insure a stable economy and to keep inflation at a low level, their effects were to cause concerns at the corporate level about the sustainability of GDP growth and corporate profits. This resulted in postponements of corporate orders and capital spending. The risks in the economy changed from excessive growth and the threat of inflation to a decline in corporate and consumer confidence and a chance of a recession.

  The Federal Reserve has cut interest rates significantly in 2001 in an effort to stimulate confidence in both corporate and consumer decision making and to reduce borrowing costs to businesses and consumers. In addition, the Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the growth prospects for high quality companies and will have a positive effect on the stock prices of our core holdings. These interest rate cuts are likely to effect economic activity in the near future. Gross Domestic Product (GDP) increased 4.2% in 2000, 4.1% in 1999 and 4.3% in 1998. GDP is currently estimated to increase 1.2% in 2001 and 1.1% in 2002.

  U.S. inflation is low relative to the last thirty years due to such factors as the weak U.S. economy, global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 3.4% in 2000 after increasing at a rate of 2.2% in 1999 and 1.5% in 1998. U.S. inflation is estimated to increase 2.9% in 2001 and 1.9% in 2002.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) the current stock prices of many high quality companies are low compared to historic valuations;
(2) interest rates have been lowered by the Federal Reserve while inflation remains at a low level; (3) the Federal Government has implemented economic stimulus through individual tax refunds and tax rate reductions; (4) U.S. industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (5) U.S. productivity continues to increase; and (6) the Internet is beginning to produce efficiencies.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available includes quarterly updates on the returns of the five Funds, top ten holdings of each equity portfolio, and industry percentages. Also detailed statistics and graphs of past performances with links to AOL Personal Finance, Quicken.com and Yahoo!FinanceVision regarding the Reynolds Funds.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press "1". The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Including requesting duplicate statements and checks; to review Fund objectives or for Fund literature; for mailing, wire and Internet information; and year-end account information, please call 1-800-773-9665 (twenty-four hours-a-day, seven days a week) and refer to the voice response unit for further instructions.

  TO SPEAK TO A FUND REPRESENTATIVE: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are:
(1) Reynolds Money Market and U.S. Government Bond Fund statements are sent monthly when each months' accrued dividends are posted; (2) Blue Chip, Opportunity Fund and Reynolds Fund statements are sent twice a year when and if any ordinary income or capital gains are distributed; and (3) statements are sent for any of the Funds when a shareholder purchases or redeems shares.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long-or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds are also reported in January.

  NEWSPAPER LISTING OF NET ASSET VALUE: The Blue Chip, Opportunity and Reynolds Funds are listed in many major daily newspapers. Many newspapers have a separate heading listed alphabetically for the Reynolds Funds. The Blue Chip Fund, Opportunity Fund and Reynolds Fund appear under that heading. The Blue Chip Fund has the symbol BluChpGr or Blue Chip, the Opportunity Fund has the symbol Oppty or Opportunity, and the Reynolds Fund has the symbol Reyn Fd or Reynlds Fnd. The U.S. Government Bond Fund will be listed in newspapers once it has either net assets of $25 million or 1,000 shareholders.

  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds U.S. Government Bond Fund - RUSGX, Reynolds Money Market Fund - REYXX.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts. ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Education IRA, SIMPLE IRA Plan, 401k, SEPIRA, 403b and Keogh Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account or your savings account to invest in any of the Reynolds Funds ($50 minimum) at periodic intervals to make automatic purchases in any of the Reynolds Funds. This is useful for dollar cost averaging.

  SYSTEMATIC EXCHANGE PLAN: There is no charge to automatically exchange shares from one Reynolds Fund to shares of any other Reynolds Fund.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS: As often as desired - no charge.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or redemption fees ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  One hundred percent of our company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/Frederick L. Reynolds

Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Reynolds Blue Chip Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 Interest rate increases during the first half of 2000 by the Federal Reserve Board were one of the factors that ultimately lead to a slowdown in the U.S. economy in 2001. This slowdown in the economy affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the Standard & Poor's (S&P) 500 Index, as well as all other major market indexes, declined during the Reynolds Blue Chip Growth Fund's fiscal year ended September 30, 2001. The Blue Chip Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Blue Chip Fund, are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The earnings of many of these companies were negatively impacted by the economic slowdown, which impacted their stock prices. The Blue Chip Fund was also adversely affected by its larger holdings in technology companies. The Federal Reserve has lowered interest rates ten times since January 2001 in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the future growth prospects for high quality companies and a positive effect on the stock prices of our core holdings. The Reynolds Blue Chip Growth Fund emphasizes investments in a diversified portfolio of well established "blue chip" companies that are industry leaders and are widely held by individual and institutional investors.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)<F1>

             Date      Reynolds Blue Chip Growth Fund     S&P 500 Index
             ----      ------------------------------     -------------
           9/30/91                 $10,000                   $10,000
           9/30/92                 $10,800                   $11,110
           9/30/93                 $10,314                   $12,554
           9/30/94                 $10,582                   $13,006
           9/30/95                 $14,318                   $16,882
           9/30/96                 $16,909                   $20,326
           9/30/97                 $24,214                   $28,599
           9/30/98                 $28,323                   $31,216
           9/30/99                 $42,077                   $39,893
           9/30/00                 $51,897                   $45,193
           9/30/01                 $23,177                   $33,162

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR         5-YEAR        10-YEAR
                      ------         -----         -------
                      -55.3%          6.5%           8.8%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F1> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Blue Chip Growth Fund
STATEMENT OF NET ASSETS
September 30, 2001

 SHARES OR
 PRINCIPAL                                                           QUOTED
  AMOUNT                                                          MARKET VALUE
  ------                                                          ------------
LONG-TERM INVESTMENTS -- 73.4% (A)<F3>

COMMON STOCKS -- 73.3% (A)<F3>

             APPLICATION SOFTWARE -- 5.8%
    102,000  Microsoft Corp.*<F2>                                 $  5,219,340
    339,864  Oracle Corp.*<F2>                                       4,275,489
     89,000  Siebel Systems, Inc.*<F2>                               1,157,890
                                                                  ------------
                                                                    10,652,719

             BANKS -- 0.4%
      2,000  Bank of America Corp.                                     116,800
     10,833  Citigroup Inc.                                            438,736
      4,000  Wells Fargo & Co.                                         177,800
                                                                  ------------
                                                                       733,336

             BEVERAGES -- 1.6%
     22,000  The Coca-Cola Co.                                       1,030,700
     39,000  PepsiCo, Inc.                                           1,891,500
                                                                  ------------
                                                                     2,922,200

             BIOTECHNOLOGY -- 0.2%
      2,000  Amgen Inc.*<F2>                                           117,540
      2,000  Biogen, Inc.*<F2>                                         111,160
      2,000  Chiron Corp.*<F2>                                          88,740
                                                                  ------------
                                                                       317,440

             BUILDING -- 2.5%
    120,250  The Home Depot, Inc.                                    4,613,993

             BUSINESS SOFTWARE & SERVICES -- 0.1%
      4,000  Automatic Data
               Processing, Inc.                                        188,160

             CHEMICALS -- 0.1%
      2,000  Minnesota Mining &
               Manufacturing Co.                                       196,800

             COMMUNICATION EQUIPMENT -- 1.8%
    143,000  L.M. Ericsson
               Telephone Co. ADR                                       499,070
     74,500  JDS Uniphase Corp.*<F2>                                   470,840
     49,000  QUALCOMM Inc.*<F2>                                      2,329,460
                                                                  ------------
                                                                     3,299,370

             COMPUTER NETWORKING -- 3.5%
    519,000  Cisco Systems Inc.*<F2>                                 6,321,420

             COMPUTER & PERIPHERALS -- 6.2%
     55,000  Dell Computer Corp.*<F2>                                1,019,150
    153,000  EMC Corp. (Mass.)*<F2>                                  1,797,750
    151,000  Hewlett-Packard Co.                                     2,431,100
     28,400  International Business
               Machines Corp.                                        2,621,320
    123,858  Palm, Inc.*<F2>                                           180,833
    388,000  Sun Microsystems, Inc.*<F2>                             3,208,760
                                                                  ------------
                                                                    11,258,913

             DRUGS -- 9.5%
     18,200  Bristol-Myers Squibb Co.                                1,011,192
     19,000  Eli Lilly & Co.                                         1,533,300
     78,200  Merck & Co., Inc.                                       5,208,120
    200,080  Pfizer Inc.                                             8,023,208
     41,000  Schering-Plough Corp.                                   1,521,100
                                                                  ------------
                                                                    17,296,920

             ELECTRICAL EQUIPMENT -- 3.8%
     50,500  General Electric Co.                                    1,878,600
    325,925  Motorola, Inc.                                          5,084,430
                                                                  ------------
                                                                     6,963,030

             ENERGY -- 0.0%
      2,000  Exxon Mobil Corp.                                          78,800

             ENERGY-SERVICES -- 0.1%
      3,000  Smith International, Inc.*<F2>                            109,200

             ENTERTAINMENT/MEDIA -- 7.1%
    325,100  AOL Time Warner Inc.*<F2>                              10,760,810
    116,754  The Walt Disney Co.                                     2,173,959
      4,000  Viacom Inc.*<F2>                                          139,800
                                                                  ------------
                                                                    13,074,569

             FINANCIAL SERVICES -- 3.3%
     74,000  American Express Co.                                    2,150,440
      4,000  Fannie Mae                                                320,240
     23,000  Merrill Lynch & Co., Inc.                                 933,800
     16,000  Morgan Stanley Dean Witter & Co.                          741,600
    141,000  The Charles Schwab Corp.                                1,621,500
      5,000  Washington Mutual, Inc.                                   192,400
                                                                  ------------
                                                                     5,959,980

             FOODS -- 0.5%
      5,000  Campbell Soup Co.                                         140,000
      2,000  General Mills, Inc.                                        91,000
      2,000  Hershey Foods Corp.                                       130,740
      5,000  Kellogg Co.                                               150,000
      5,000  Kraft Foods Inc.                                          171,850
      6,000  Sara Lee Corp.                                            127,800
      3,000  SYSCO Corp.                                                76,620
                                                                  ------------
                                                                       888,010

             GROCERY STORES -- 0.1%
      5,000  Albertson's, Inc.                                         159,400
      2,000  Safeway Inc.*<F2>                                          79,440
                                                                  ------------
                                                                       238,840

             HOUSEHOLD PRODUCTS -- 1.5%
     14,000  American Home Products Corp.                              815,500
      2,000  Clorox Co.                                                 74,000
     20,000  Colgate-Palmolive Co.                                   1,165,000
      6,000  Gillette Co.                                              178,800
      6,000  Procter & Gamble Co.                                      436,740
                                                                  ------------
                                                                     2,670,040

             INSURANCE -- 0.1%
      2,000  American International
               Group, Inc.                                             156,000

             INTERNET INFORMATION PROVIDERS -- 0.3%
     67,266  Yahoo! Inc.*<F2>                                          592,613

             MEDICAL SERVICES -- 0.3%
      4,000  UnitedHealth Group Inc.                                   266,000
      4,000  Universal Health
               Services, Inc. Cl B*<F2>                                195,200
                                                                  ------------
                                                                       461,200

             MEDICAL SUPPLIES -- 3.8%
     33,000  Abbott Laboratories                                     1,711,050
     94,000  Johnson & Johnson                                       5,207,600
                                                                  ------------
                                                                     6,918,650

             PAPER & FOREST PRODUCTS -- 0.1%
      3,000  International Paper Co.                                   104,400
      2,000  Kimberly-Clark Corp.                                      124,000
                                                                  ------------
                                                                       228,400

             RESTAURANTS -- 0.1%
      6,000  McDonald's Corp.                                          162,840

             RETAIL-SPECIALTY -- 0.6%
      2,000  Bed Bath & Beyond Inc.*<F2>                                50,920
      5,000  Best Buy Co., Inc.*<F2>                                   227,250
     13,500  eBay Inc.*<F2>                                            617,625
      2,000  NIKE, Inc. Cl B                                            93,620
      3,000  Walgreen Co.                                              103,290
                                                                  ------------
                                                                     1,092,705

             RETAIL STORES -- 6.6%
    100,000  Costco Wholesale Corp.*<F2>                             3,556,000
     91,625  The Gap, Inc.                                           1,094,919
     11,000  Kohl's Corp.*<F2>                                         528,000
     24,000  Target Corp.                                              762,000
    125,000  Wal-Mart Stores, Inc.                                   6,187,500
                                                                  ------------
                                                                    12,128,419

             SEMICONDUCTORS -- 7.5%
    387,880  Intel Corp.                                             7,928,267
    181,000  Texas Instruments Inc.                                  4,521,380
     53,500  Xilinx, Inc.*<F2>                                       1,258,855
                                                                  ------------
                                                                    13,708,502

             TELECOMMUNICATIONS -- 1.7%
     38,000  CIENA Corp.*<F2>                                          391,020
    134,750  Lucent Technologies Inc.                                  772,118
    243,600  Nortel Networks Corp.                                   1,366,596
     58,500  Tellabs, Inc.*<F2>                                        577,980
                                                                  ------------
                                                                     3,107,714

             TELEPHONE SERVICES -- 0.3%
      5,000  AT&T Corp.                                                 96,500
      2,000  BellSouth Corp.                                            83,100
      4,000  Sprint Corp. (FON Group)                                   96,040
      4,000  Verizon Communications Inc.                               216,440
      5,000  Vodafone Group PLC SP ADR                                 109,800
                                                                  ------------
                                                                       601,880

             WIRELESS COMMUNICATION -- 3.8%
    429,000  Nokia Corp. "A" ADR                                     6,713,850
      8,000  Sprint Corp. (PCS Group)*<F2>                             210,320
                                                                  ------------
                                                                     6,924,170
                                                                  ------------
               Total common stocks
                 (cost $127,070,242)                               133,866,833

MUTUAL FUNDS -- 0.1% (A)<F3>
             MUTUAL FUNDS -- 0.1%
      9,000  Nasdaq-100 (UIT) Index
               Tracking Stock*<F2>                                     260,820
                                                                  ------------
               Total mutual funds
                 (cost $383,360)                                       260,820
                                                                  ------------
Total long-term investments
                 (cost $127,453,602)                               134,127,653

SHORT-TERM INVESTMENTS -- 28.8% (A)<F3>
             FEDERAL AGENCIES -- 7.1%
$13,000,000  Federal Home Loan Bank,
               1.85%, due 10/19/01                                  12,987,975
                                                                  ------------
               Total federal agencies
                 (cost $12,987,975)                                 12,987,975
                                                                  ------------

             U.S. TREASURY SECURITIES -- 18.6%
 12,000,000  U.S. Treasury Bill,
               3.28%, due 10/25/01                                  11,978,080
  6,000,000  U.S. Treasury Bill,
               3.16%, due 11/01/01                                   5,983,674
 14,000,000  U.S. Treasury Bill,
               1.85%, due 11/08/01                                  13,972,661
  2,000,000  U.S. Treasury Bill,
               3.29%, due 11/23/01                                   1,992,993
                                                                  ------------
               Total U.S. treasury securities
                 (cost $33,927,408)                                 33,927,408
                                                                  ------------

             VARIABLE RATE DEMAND NOTE -- 3.1%
  5,727,234  Firstar Bank U.S.A., N.A.                               5,727,234
                                                                  ------------
               Total variable rate demand note
                 (cost $5,727,234)                                   5,727,234
                                                                  ------------
               Total short-term investments
                 (cost $52,642,617)                                 52,642,617
                                                                  ------------
               Total investments
                 (cost $180,096,219)                               186,770,270

             Liabilities, less cash and
               receivables -- (2.2%) (A)<F3>                        (4,028,588)
                                                                  ------------
               NET ASSETS                                         $182,741,682
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
               ($0.01 par value 40,000,000
               shares authorized), offering
               and redemption price
               ($182,741,682 / 6,146,872
               shares outstanding)                                $      29.73
                                                                  ------------
                                                                  ------------

  *<F2>  Non-income producing security.
(a)<F3> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Dividends                                                   $   1,410,113
     Interest                                                          368,475
                                                                 -------------
          Total income                                               1,778,588
                                                                 -------------

EXPENSES:
     Management fees                                                 3,370,265
     Administrative services                                           367,026
     Transfer agent fees                                               306,065
     Distribution fees                                                 192,475
     Printing and postage expense                                      111,179
     Custodian fees                                                    103,422
     Professional fees                                                  33,950
     Registration fees                                                  23,752
     Board of Directors fees                                             4,000
     Other expenses                                                         32
                                                                 -------------
          Total operating expenses before interest expense           4,512,166

     Interest expense                                                   43,476
                                                                 -------------
          Total expenses                                             4,555,642
                                                                 -------------
NET INVESTMENT LOSS                                                 (2,777,054)
                                                                 -------------
NET REALIZED LOSS ON INVESTMENTS                                   (82,703,769)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (201,126,471)
                                                                 -------------
NET LOSS ON INVESTMENTS                                           (283,830,240)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(286,607,294)
                                                                 -------------
                                                                 -------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                                                                2001                2000
                                                                                             ----------          ----------
OPERATIONS:
     Net investment loss                                                                    $  (2,777,054)      $  (4,968,064)
     Net realized loss on investments                                                         (82,703,769)        (17,570,332)
     Net (decrease) increase in unrealized appreciation on investments                       (201,126,471)        108,581,921
                                                                                            -------------       -------------
          Net (decrease) increase in net assets resulting from operations                    (286,607,294)         86,043,525
                                                                                            -------------       -------------

DISTRIBUTION TO SHAREHOLDERS:
     Distribution from net realized gains ($0.00526 per share)                                         --             (38,019)
                                                                                            -------------       -------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (4,609,538 and 8,537,517 shares, respectively)               208,760,628         591,844,227
     Net asset value of shares issued in distributions (621 shares)                                    --              34,219
     Cost of shares redeemed (7,233,355 and 6,936,431 shares, respectively)                  (323,295,907)       (480,950,612)
                                                                                            -------------       -------------
          Net (decrease) increase in net assets derived from Fund share activities           (114,535,279)        110,927,834
                                                                                            -------------       -------------
          TOTAL (DECREASE) INCREASE                                                          (401,142,573)        196,933,340
NET ASSETS AT THE BEGINNING OF THE YEAR                                                       583,884,255         386,950,915
                                                                                            -------------       -------------
NET ASSETS AT THE END OF THE YEAR                                                           $ 182,741,682       $ 583,884,255
                                                                                            -------------       -------------
                                                                                            -------------       -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                       YEARS ENDED SEPTEMBER 30,
                                                                        --------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 66.57     $ 53.98      $ 36.95     $ 32.00      $ 22.69
Income from investment operations:
     Net investment loss                                                 (0.38)*     (0.51)       (0.33)*     (0.12)       (0.01)
                                                                              <F4>                     <F4>
     Net realized and unrealized (loss) gain on investments             (36.46)      13.11        18.01        5.46         9.67
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                        (36.84)      12.60        17.68        5.34         9.66

Less distributions:
     Dividend from net investment income                                    --          --           --       (0.01)          --
     Distributions from net realized gains                                  --       (0.01)       (0.65)      (0.38)       (0.35)
                                                                       -------     -------      -------     -------      -------
Total from distributions                                                    --       (0.01)       (0.65)      (0.39)       (0.35)
                                                                       -------     -------      -------     -------      -------
Net asset value, end of year                                           $ 29.73     $ 66.57      $ 53.98     $ 36.95      $ 32.00
                                                                       -------     -------      -------     -------      -------
                                                                       -------     -------      -------     -------      -------
TOTAL INVESTMENT RETURN                                                 (55.3%)      23.3%        48.6%       17.0%        43.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                   182,742     583,884      386,951      89,533       62,294
Ratio of operating expenses before interest expense
  to average net assets                                                   1.3%        1.3%         1.5%        1.4%         1.4%
Ratio of interest expense to average net assets                           0.0%        0.0%          N/A         N/A          N/A
Ratio of net investment loss to average net assets                       (0.8%)      (0.8%)       (0.6%)      (0.4%)       (0.1%)
Portfolio turnover rate                                                  35.8%       17.3%         6.2%       35.5%        25.0%

*<F4> Net investment loss per share is calculated using average shares outstanding.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 Interest rate increases during the first half of 2000 by the Federal Reserve Board were one of the factors that ultimately lead to a slowdown in the U.S. economy in 2001. This slowdown in the economy affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the Standard & Poor's (S&P) 500 Index, as well as all other major market indexes, declined during the Reynolds Opportunity Fund's fiscal year ended September 30, 2001. The Opportunity Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Opportunity Fund, are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The earnings of many of these companies were negatively impacted by the economic slowdown, which impacted their stock prices. The Opportunity Fund was also adversely affected by its larger holdings in technology companies. The Federal Reserve has lowered interest rates ten times since January 2001 in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the future growth prospects for high quality companies and a positive effect on the stock prices of our core holdings. The Reynolds Opportunity Fund emphasizes investments in a well diversified portfolio of medium and large size high quality companies that have proven themselves in the marketplace and are leaders in their industries. These well-managed companies usually have sales of more than $500 million from proprietary innovative products.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               REYNOLDS OPPORTUNITY FUND AND S&P 500 INDEX(1)<F6>

             Date          Reynolds Opportunity Fund      S&P 500 Index
             ----          -------------------------      -------------
           1/30/92*<F5>             $10,000                  $10,000
           9/30/92                   $8,850                  $10,270
           9/30/93                   $9,779                  $11,605
           9/30/94                  $10,092                  $12,023
           9/30/95                  $14,169                  $15,606
           9/30/96                  $15,643                  $18,789
           9/30/97                  $19,491                  $26,436
           9/30/98                  $21,881                  $28,855
           9/30/99                  $35,005                  $36,877
           9/30/00                  $44,428                  $41,775
           9/30/01                  $17,574                  $30,654

*<F5>  inception date

                          AVERAGE ANNUAL TOTAL RETURN

                                               Since Inception
                      1-YEAR         5-YEAR        1/30/92
                      ------         ------        -------
                      -60.4%          2.4%           6.0%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F6> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Opportunity Fund
STATEMENT OF NET ASSETS
September 30, 2001

 SHARES OR
 PRINCIPAL                                                            QUOTED
  AMOUNT                                                           MARKET VALUE
  ------                                                           ------------
LONG-TERM INVESTMENTS -- 55.5% (A)<F8>

COMMON STOCKS -- 55.5% (A)<F8>

             APPLICATION SOFTWARE -- 6.3%
     8,500   Microsoft Corp.*<F7>                                  $   434,945
    76,348   Oracle Corp.*<F7>                                         960,458
     4,600   PeopleSoft, Inc.*<F7>                                      82,984
    18,000   Siebel Systems, Inc.*<F7>                                 234,180
     2,750   VERITAS Software Corp.*<F7>                                50,710
                                                                   -----------
                                                                     1,763,277

             BANKS -- 0.6%
     4,000   Citigroup Inc.                                            162,000

             BEVERAGES -- 0.7%
     4,000   PepsiCo, Inc.                                             194,000

             BIOTECHNOLOGY -- 1.2%
     2,000   Biogen, Inc.*<F7>                                         111,160
     2,000   Genentech, Inc.*<F7>                                       88,000
     2,000   Genzyme Corp. (General Division)*<F7>                      90,840
     3,000   Immunex Corp.*<F7>                                         56,040
                                                                   -----------
                                                                       346,040

             BUILDING -- 1.6%
    11,397   The Home Depot, Inc.                                      437,303

             COMPUTER NETWORKING -- 5.3%
   120,600   Cisco Systems Inc.*<F7>                                 1,468,908

             COMPUTER & PERIPHERALS -- 5.6%
    16,200   Dell Computer Corp.*<F7>                                  300,186
    24,000   EMC Corp. (Mass.)*<F7>                                    282,000
   116,400   Sun Microsystems, Inc.*<F7>                               962,628
                                                                   -----------
                                                                     1,544,814

             DRUGS -- 5.0%
     6,044   Merck & Co., Inc.                                         402,530
    21,300   Pfizer Inc.                                               854,130
     4,000   Schering-Plough Corp.                                     148,400
                                                                   -----------
                                                                     1,405,060

             ELECTRICAL EQUIPMENT -- 3.2%
     3,000   General Electric Co.                                      111,600
    50,500   Motorola, Inc.                                            787,800
                                                                   -----------
                                                                       899,400

             ENERGY-SERVICES -- 0.3%
     5,000   BJ Services Co.*<F7>                                       88,950

             ENTERTAINMENT/MEDIA -- 3.2%
    27,200   AOL Time Warner Inc.*<F7>                                 900,320

             ENVIRONMENTAL SERVICES -- 0.4%
     4,000   Waste Management, Inc.                                    106,960

             FINANCIAL SERVICES -- 3.0%
     6,500   American Express Co.                                      188,890
     2,000   Goldman Sachs Group, Inc.                                 142,700
    33,561   The Charles Schwab Corp.                                  385,952
     3,000   Washington Mutual, Inc.                                   115,440
                                                                   -----------
                                                                       832,982

             MEDICAL SERVICES -- 1.5%
     2,000   Becton, Dickinson & Co.                                    74,000
     2,000   Express Scripts, Inc.*<F7>                                110,640
     2,000   HCA Inc.                                                   88,620
     5,000   HEALTHSOUTH Corp.*<F7>                                     81,300
     5,000   Humana Inc.*<F7>                                           60,300
                                                                   -----------
                                                                       414,860

             MEDICAL SUPPLIES -- 4.0%
     4,000   Abbott Laboratories                                       207,400
     3,000   Biomet, Inc.                                               87,750
     4,000   Boston Scientific Corp.*<F7>                               82,000
     4,000   Cardinal Health, Inc.                                     295,800
     4,352   Johnson & Johnson                                         241,101
     3,000   McKesson Corp.                                            113,370
     2,000   Medtronic, Inc.                                            87,000
                                                                   -----------
                                                                     1,114,421

             RETAIL-SPECIALTY -- 0.8%
     3,000   Bed Bath & Beyond Inc.*<F7>                                76,380
     3,000   Best Buy Co., Inc.*<F7>                                   136,350
                                                                   -----------
                                                                       212,730

             RETAIL STORES -- 1.6%
     4,000   Costco Wholesale Corp.*<F7>                               142,240
     3,000   Kohl's Corp.*<F7>                                         144,000
     3,000   Wal-Mart Stores, Inc.                                     148,500
                                                                   -----------
                                                                       434,740

             SEMICONDUCTORS -- 6.9%
    48,200   Intel Corp.                                               985,208
    24,000   Texas Instruments Inc.                                    599,520
    14,000   Xilinx, Inc.*<F7>                                         329,420
                                                                   -----------
                                                                     1,914,148

             TELECOMMUNICATIONS -- 0.6%
     8,000   Lucent Technologies Inc.                                   45,840
    12,000   Tellabs, Inc.*<F7>                                        118,560
                                                                   -----------
                                                                       164,400

             WIRELESS COMMUNICATION -- 3.7%
    59,000   Nokia Corp. "A" ADR                                       923,350
     4,000   Sprint Corp. (PCS Group)*<F7>                             105,160
                                                                   -----------
                                                                     1,028,510
                                                                   -----------
               Total common stocks
                 (cost $9,339,475)                                  15,433,823
                                                                   -----------
               Total long-term investments
                 (cost $9,339,475)                                  15,433,823

SHORT-TERM INVESTMENTS -- 48.1% (A)<F8>

             FEDERAL AGENCIES -- 7.2%
$2,000,000   Federal Home Loan Bank,
               1.85%, due 10/19/01                                   1,998,150
                                                                   -----------
               Total federal agencies
                 (cost $1,998,150)                                   1,998,150
                                                                   -----------

             U.S. TREASURY SECURITIES -- 34.1%
 3,000,000   U.S. Treasury Bill,
               2.25%, due 10/18/01                                   2,996,794
 2,000,000   U.S. Treasury Bill,
               3.16%, due 11/01/01                                   1,994,558
 2,500,000   U.S. Treasury Bill,
               3.27% due 11/15/01                                    2,491,131
 2,000,000   U.S. Treasury Bill,
               3.29%, due 11/23/01                                   1,992,993
                                                                   -----------
               Total U.S. treasury securities
                 (cost $9,475,476)                                   9,475,476
                                                                   -----------

             VARIABLE RATE DEMAND NOTES -- 6.8%
 1,380,000   Firstar Bank U.S.A., N.A.                               1,380,000
   219,000   Wisconsin Corporate
               Central Credit Union                                    219,000
   286,708   Wisconsin Electric Power Co.                              286,708
                                                                   -----------
               Total variable rate demand notes
                 (cost $1,885,708)                                   1,885,708
                                                                   -----------
               Total short-term investments
                 (cost $13,359,334)                                 13,359,334
                                                                   -----------
               Total investments
                 (cost $22,698,809)                                 28,793,157

             Liabilities, less cash and
               receivables -- (3.6%) (A)<F8>                          (999,281)
                                                                   -----------
               NET ASSETS                                          $27,793,876
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value 40,000,000
               shares authorized), offering
               and redemption price
               ($27,793,876 / 1,652,144
               shares outstanding)                                 $     16.82
                                                                   -----------
                                                                   -----------

  *<F7>   Non-income producing security.
(a)<F8>   Percentages for the various classifications relate to net assets.
    ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Dividends                                                    $    153,121
     Interest                                                           92,713
                                                                  ------------
          Total income                                                 245,834
                                                                  ------------

EXPENSES:
     Management fees                                                   549,960
     Distribution fees                                                 137,490
     Administrative services                                            84,858
     Transfer agent fees                                                61,143
     Custodian fees                                                     31,674
     Professional fees                                                  28,337
     Registration fees                                                  12,863
     Printing and postage expense                                       11,835
     Board of Directors fees                                             4,000
     Other expenses                                                      6,033
                                                                  ------------
          Total operating expenses before interest expense             928,193
     Interest expense                                                   25,391
                                                                  ------------
          Total expenses                                               953,584
                                                                  ------------
NET INVESTMENT LOSS                                                   (707,750)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                       142,264
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (52,494,723)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (52,352,459)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(53,060,209)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                                                                      2001               2000
                                                                                                    --------           --------
OPERATIONS:
     Net investment loss                                                                          $   (707,750)     $ (1,116,591)
     Net realized gain on investments                                                                  142,264         1,177,190
     Net (decrease) increase in unrealized appreciation on investments                             (52,494,723)       25,108,069
                                                                                                  ------------      ------------
          Net (decrease) increase in net assets resulting from operations                          (53,060,209)       25,168,668
                                                                                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($0.64843 and $0.10485 per share, respectively)          (1,573,003)*<F9>    (288,281)
                                                                                                  ------------      ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (2,193,909 and 4,338,174 shares, respectively)                     65,693,489       197,704,441
     Net asset value of shares issued in distributions (41,187 and 7,470 shares, respectively)       1,446,686           259,533
     Cost of shares redeemed (2,998,045 and 4,773,535 shares, respectively)                        (89,322,634)     (215,551,811)
                                                                                                  ------------      ------------
          Net decrease in net assets derived from Fund share activities                            (22,182,459)      (17,587,837)
                                                                                                  ------------      ------------
          TOTAL (DECREASE) INCREASE                                                                (76,815,671)        7,292,550
NET ASSETS AT THE BEGINNING OF THE YEAR                                                            104,609,547        97,316,997
                                                                                                  ------------      ------------
NET ASSETS AT THE END OF THE YEAR                                                                 $ 27,793,876      $104,609,547
                                                                                                  ------------      ------------
                                                                                                  ------------      ------------

*<F9> See Note 8.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                                                        -------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 43.31     $ 34.23      $ 21.88     $ 19.49      $ 15.64
Income from investment operations:
     Net investment loss                                                 (0.37)*     (0.56)*      (0.34)*     (0.09)*      (0.13)
                                                                             <F10>       <F10>        <F10>       <F10>
     Net realized and unrealized (loss) gain on investments             (25.47)       9.74        13.19        2.48         3.98
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                        (25.84)       9.18        12.85        2.39         3.85

Less distributions:
     Dividend from net investment income                                    --          --           --          --           --
     Distributions from net realized gains                               (0.65)      (0.10)       (0.50)         --           --
                                                                       -------     -------      -------     -------      -------
Total from distributions                                                 (0.65)      (0.10)       (0.50)         --           --
                                                                       -------     -------      -------     -------      -------
Net asset value, end of year                                           $ 16.82     $ 43.31      $ 34.23     $ 21.88      $ 19.49
                                                                       -------     -------      -------     -------      -------
                                                                       -------     -------      -------     -------      -------
TOTAL INVESTMENT RETURN                                                 (60.4%)      26.9%        60.0%       12.3%        24.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                    27,794     104,610       97,317      29,154       22,702
Ratio of operating expenses before interest expense
  to average net assets                                                   1.7%        1.3%         1.5%        1.5%         1.5%
Ratio of interest expense to average net assets                           0.0%        0.0%          N/A         N/A          N/A
Ratio of net investment loss to average net assets                       (1.3%)      (1.0%)       (1.1%)      (0.8%)       (0.9%)
Portfolio turnover rate                                                  74.0%        8.8%        30.3%       39.4%        60.2%

 *<F10> In 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In 2000 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 Interest rate increases during the first half of 2000 by the Federal Reserve Board were one of the factors that ultimately lead to a slowdown in the U.S. economy in 2001. This slowdown in the economy affected all segments of the stock market including many of the companies that were market leaders in 1999 and early 2000. As a result, the S&P 500 Index, as well as all other major market indexes, declined during the Reynolds Fund's fiscal year ended September 30, 2001. The Reynolds Fund underperformed the S&P 500 Index during this period. High quality growth companies, such as the ones owned in the Reynolds Fund are generally more volatile than the overall market. Their prices tend to rise faster than the market averages in advancing markets and decline faster than the market averages in correcting markets. This was the case again in the most recent market correction. The earnings of many of these companies were negatively impacted by the economic slowdown, which impacted their stock prices. The Reynolds Fund was also adversely affected by its larger holdings in technology companies. The Federal Reserve has lowered interest rates ten times since January 2001 in an attempt to stimulate the economy. The Federal Government has also pursued economic stimulus through individual tax refunds and tax rate reductions. We feel that these measures will have a positive effect on the future growth prospects for high quality companies and a positive effect on the stock prices of our core holdings. The Reynolds Fund emphasizes investments in a well diversified portfolio of common stocks of all types and sizes and will mainly invest in high quality common stocks of U.S. headquartered companies that are widely held by individual and institutional investors. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    REYNOLDS FUND AND S&P 500 INDEX(1)<F12>

             Date                Reynolds Fund            S&P 500 Index
             ----                -------------            -------------
           10/1/99*<F11>            $10,000                  $10,000
          12/31/99                  $13,930                  $11,488
           3/31/00                  $15,160                  $11,752
           6/30/00                  $13,430                  $11,439
           9/30/00                  $13,140                  $11,328
          12/31/00                   $8,260                  $10,442
           3/31/01                   $5,710                   $9,204
           6/30/01                   $6,290                   $9,743
           9/30/01                   $4,350                   $8,313

*<F11>  inception date

                          AVERAGE ANNUAL TOTAL RETURN

                                          Since Inception
                           1-YEAR             10/1/99
                           ------             -------
                           -66.9%              -34.0%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F12> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Fund
STATEMENT OF NET ASSETS
September 30, 2001

SHARES OR
PRINCIPAL                                                             QUOTED
  AMOUNT                                                           MARKET VALUE
  ------                                                           ------------
LONG-TERM INVESTMENTS -- 71.8% (A)<F14>

COMMON STOCKS -- 71.2% (A)<F14>

             APPLICATION SOFTWARE -- 5.9%
     2,000   Microsoft Corp.*<F13>                                 $   102,340
    51,000   Oracle Corp.*<F13>                                        641,580
     2,000   PeopleSoft, Inc.*<F13>                                     36,080
    31,000   Siebel Systems, Inc.*<F13>                                403,310
                                                                   -----------
                                                                     1,183,310

             BANKS -- 1.2%
     4,000   Bank of America Corp.                                     233,600

             BEVERAGES -- 1.4%
     2,000   The Coca-Cola Co.                                          93,700
     4,000   PepsiCo, Inc.                                             194,000
                                                                   -----------
                                                                       287,700

             BIOTECHNOLOGY -- 4.5%
     4,000   Amgen Inc.*<F13>                                          235,080
     2,000   Biogen, Inc.*<F13>                                        111,160
     2,000   Chiron Corp.*<F13>                                         88,740
     4,000   Genentech, Inc.*<F13>                                     176,000
     2,000   Genzyme Corp. (General Division)*<F13>                     90,840
     2,000   Gilead Sciences, Inc.*<F13>                               112,340
     3,000   Human Genome Sciences, Inc.*<F13>                          92,730
                                                                   -----------
                                                                       906,890

             BUILDING -- 1.2%
     4,000   The Home Depot, Inc.                                      153,480
     3,000   Lowe's Companies, Inc.                                     94,950
                                                                   -----------
                                                                       248,430

             CHEMICALS -- 1.0%
     2,000   Minnesota Mining &
               Manufacturing Co.                                       196,800

             COMMUNICATION EQUIPMENT -- 2.4%
    40,000   L.M. Ericsson Telephone Co. ADR                           139,600
    37,800   JDS Uniphase Corp.*<F13>                                  238,896
     2,000   QUALCOMM Inc.*<F13>                                        95,080
                                                                   -----------
                                                                       473,576

             COMPUTER NETWORKING -- 2.5%
    42,000   Cisco Systems Inc.*<F13>                                  511,560

             COMPUTER & PERIPHERALS -- 2.9%
    11,000   EMC Corp. (Mass.)*<F13>                                   129,250
     7,000   Hewlett-Packard Co.                                       112,700
    18,416   Palm, Inc.*<F13>                                           26,888
    38,000   Sun Microsystems, Inc.*<F13>                              314,260
                                                                   -----------
                                                                       583,098

             DRUGS -- 6.8%
     4,000   Bristol-Myers Squibb Co.                                  222,240
     2,000   Eli Lilly & Co.                                           161,400
     6,000   Merck & Co., Inc.                                         399,600
     7,000   Pfizer Inc.                                               280,700
     8,000   Schering-Plough Corp.                                     296,800
                                                                   -----------
                                                                     1,360,740

             ELECTRICAL EQUIPMENT -- 3.3%
    37,725   Motorola, Inc.                                            588,510
     2,000   Waters Corp.*<F13>                                         71,540
                                                                   -----------
                                                                       660,050

             ENERGY -- 1.5%
     2,000   Chevron Corp.                                             169,500
     2,000   Texaco Inc.                                               130,000
                                                                   -----------
                                                                       299,500

             ENERGY-SERVICES -- 1.0%
     4,000   Helmerich & Payne, Inc.                                   104,400
     2,000   Schlumberger Ltd.                                          91,400
                                                                   -----------
                                                                       195,800

             ENTERTAINMENT/MEDIA -- 1.5%
     3,000   AOL Time Warner Inc.*<F13>                                 99,300
     3,000   Sony Corp. ADR*<F13>                                       99,600
     3,000   Viacom Inc.*<F13>                                         104,850
                                                                   -----------
                                                                       303,750

             FINANCIAL SERVICES -- 3.0%
     7,000   American Express Co.                                      203,420
     2,000   Fannie Mae                                                160,120
    20,500   The Charles Schwab Corp.                                  235,750
                                                                   -----------
                                                                       599,290

             FOODS -- 2.3%
     4,000   Hershey Foods Corp.                                       261,480
     3,000   Sara Lee Corp.                                             63,900
     5,000   SYSCO Corp.                                               127,700
                                                                   -----------
                                                                       453,080

             GROCERY STORES -- 0.8%
     3,000   Albertson's, Inc.                                          95,640
     3,000   Kroger Co.*<F13>                                           73,920
                                                                   -----------
                                                                       169,560

             HOUSEHOLD PRODUCTS -- 5.4%
     4,000   American Home Products Corp.                              233,000
     4,000   Avon Products, Inc.                                       185,000
     3,000   Clorox Co.                                                111,000
     6,000   Colgate-Palmolive Co.                                     349,500
     3,000   Procter & Gamble Co.                                      218,370
                                                                   -----------
                                                                     1,096,870

             INSURANCE -- 1.5%
     4,000   American International
               Group, Inc.                                             312,000

             MEDICAL SERVICES -- 5.4%
    11,000   Caremark Rx, Inc.*<F13>                                   183,480
     2,000   Express Scripts, Inc.*<F13>                               110,640
     2,000   HCA Inc.                                                   88,620
     5,000   HEALTHSOUTH Corp.*<F13>                                    81,300
     6,000   Humana Inc.*<F13>                                          72,360
     4,000   Tenet Healthcare Corp.*<F13>                              238,600
     2,000   Universal Health
               Services, Inc. Cl B*<F13>                                97,600
     2,000   Wellpoint Health Networks Inc.*<F13>                      218,300
                                                                   -----------
                                                                     1,090,900

             MEDICAL SUPPLIES -- 5.4%
     4,000   Abbott Laboratories                                       207,400
     6,000   Baxter International Inc.                                 330,300
     2,000   Cardinal Health, Inc.                                     147,900
     2,000   Guidant Corp.*<F13>                                        77,000
     2,000   Johnson & Johnson                                         110,800
     2,000   McKesson Corp.                                             75,580
     2,000   St. Jude Medical, Inc.*<F13>                              136,900
                                                                   -----------
                                                                     1,085,880

             PAPER & FOREST PRODUCTS -- 1.2%
     4,000   Kimberly-Clark Corp.                                      248,000

             RESTAURANTS -- 0.4%
     3,000   McDonald's Corp.                                           81,420

             RETAIL-SPECIALTY -- 1.7%
     5,000   Longs Drug Stores Corp.                                   136,000
     4,000   Starbucks Corp.*<F13>                                      59,760
     4,000   Walgreen Co.                                              137,720
                                                                   -----------
                                                                       333,480

             RETAIL STORES -- 1.2%
     4,000   The Gap, Inc.                                              47,800
     2,000   Kohl's Corp.*<F13>                                         96,000
     2,000   Wal-Mart Stores, Inc.                                      99,000
                                                                   -----------
                                                                       242,800

             SEMICONDUCTORS -- 0.4%
     4,000   Intel Corp.                                                81,760

             TELECOMMUNICATIONS -- 2.3%
     3,500   CIENA Corp.*<F13>                                          36,015
    12,000   Lucent Technologies Inc.                                   68,760
    53,400   Nortel Networks Corp.                                     299,574
     6,500   Tellabs, Inc.*<F13>                                        64,220
                                                                   -----------
                                                                       468,569

             TELEPHONE SERVICES -- 0.5%
     2,000   Verizon Communications Inc.                               108,220

             WIRELESS COMMUNICATION -- 2.6%
    34,000   Nokia Corp. "A" ADR                                       532,100
                                                                   -----------
               Total common stocks
                 (cost $21,893,630)                                 14,348,733

MUTUAL FUNDS -- 0.6% (A)<F14>

             MUTUAL FUNDS -- 0.6%
     4,000   Nasdaq-100 (UIT) Index
               Tracking Stock*<F13>                                    115,920
                                                                   -----------
               Total mutual funds
                 (cost $164,380)                                       115,920
                                                                   -----------
               Total long-term investments
                 (cost $22,058,010)                                 14,464,653

SHORT-TERM INVESTMENTS -- 63.4% (A)<F14>

             U.S. TREASURY SECURITIES -- 54.5%
$1,000,000   U.S. Treasury Bill,
               2.25%, due 10/18/01                                     998,937
 2,000,000   U.S. Treasury Bill,
               3.16%, due 11/01/01                                   1,994,558
 5,000,000   U.S. Treasury Bill,
               3.27%, due 11/15/01                                   4,982,262
 3,000,000   U.S. Treasury Bill,
               3.29%, due 11/23/01                                   2,989,490
                                                                   -----------
               Total U.S. treasury securities
                 (cost $10,965,247)                                 10,965,247

             VARIABLE RATE DEMAND NOTES -- 8.9%
   900,000   Firstar Bank U.S.A., N.A.                                 900,000
   415,000   Wisconsin Corporate
               Central Credit Union                                    415,000
   476,063   Wisconsin Electric Power Co.                              476,063
                                                                   -----------
               Total variable rate demand notes
                 (cost $1,791,063)                                   1,791,063
                                                                   -----------
               Total short-term investments
                 (cost $12,756,310)                                 12,756,310
                                                                   -----------
               Total investments
                 (cost $34,814,320)                                 27,220,963

             Liabilities, less cash and
               receivables -- (35.2%) (A)<F14>                      (7,084,515)
                                                                   -----------
               NET ASSETS                                          $20,136,448
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share
               ($0.01 par value 40,000,000
               shares authorized), offering
               and redemption price
               ($20,136,448 / 4,624,657
               shares outstanding)                                 $      4.35
                                                                   -----------
                                                                   -----------

  *<F13>   Non-income producing security.
(a)<F14>   Percentages for the various classifications relate to net assets.
     ADR   - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Dividends                                                    $     45,933
     Interest                                                          233,596
                                                                  ------------
          Total income                                                 279,529
                                                                  ------------

EXPENSES:
     Management fees                                                   366,049
     Administrative services                                            64,586
     Custodian fees                                                     34,327
     Professional fees                                                  28,503
     Distribution fees                                                  22,580
     Transfer agent fees                                                15,716
     Registration fees                                                  10,088
     Printing and postage expense                                        4,978
     Board of Directors fees                                             4,000
     Other expenses                                                        287
                                                                  ------------
          Total operating expenses before interest expense             551,114
     Interest expense                                                   53,389
                                                                  ------------
          Total expenses                                               604,503
                                                                  ------------
NET INVESTMENT LOSS                                                   (324,974)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (32,534,286)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             (12,013,181)
                                                                  ------------
NET LOSS ON INVESTMENTS                                            (44,547,467)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(44,872,441)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                                                           2001                 2000
                                                                                        ----------           ----------
OPERATIONS:
     Net investment loss                                                                $   (324,974)       $   (650,960)
     Net realized loss on investments                                                    (32,534,286)         (1,275,784)
     Net (decrease) increase in unrealized appreciation on investments                   (12,013,181)          4,419,824
                                                                                        ------------        ------------
          Net (decrease) increase in net assets resulting from operations                (44,872,441)          2,493,080
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (3,266,180 and 6,667,683 shares, respectively)           18,731,973          86,240,737
     Cost of shares redeemed (3,911,483 and 1,397,723 shares, respectively)              (22,978,222)        (19,478,679)
                                                                                        ------------        ------------
          Net (decrease) increase in net assets derived from Fund share activities        (4,246,249)         66,762,058
                                                                                        ------------        ------------
          TOTAL (DECREASE) INCREASE                                                      (49,118,690)         69,255,138
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   69,255,138                  --
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                       $ 20,136,448        $ 69,255,138
                                                                                        ------------        ------------
                                                                                        ------------        ------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                                                                   ---------------------------------
                                                                                        2001             2000+<F15>
                                                                                     ----------          ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                                    $ 13.14             $ 10.00
Income from investment operations:
     Net investment loss                                                                (0.09)              (0.12)
     Net realized and unrealized (loss) gain on investments                             (8.70)               3.26
                                                                                      -------             -------
Total from investment operations                                                        (8.79)               3.14

Less distributions:
     Dividend from net investment income                                                   --                  --
     Distribution from net realized gains                                                  --                  --
                                                                                      -------             -------
Total from distributions                                                                   --                  --
                                                                                      -------             -------
Net asset value, end of year                                                          $  4.35             $ 13.14
                                                                                      -------             -------
                                                                                      -------             -------
TOTAL INVESTMENT RETURN                                                                (66.9%)              31.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                                   20,136              69,255
Ratio of operating expenses before interest expense to average net assets                1.5%                1.5%
Ratio of interest expense to average net assets                                          0.1%                0.0%
Ratio of net investment loss to average net assets                                      (0.9%)              (1.2%)
Portfolio turnover rate                                                                275.5%               23.6%

+<F15>  Commencement of operations October 1, 1999.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds U.S. Government Bond Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

 Since January 2001 the Federal Reserve has lowered interest rates ten times in an attempt to stimulate the economy. These reductions in interest rates had a positive effect on the values of bonds in general and had a positive influence on the Bond Fund's performance in its fiscal year ended September 30, 2001. The Bond Fund returned 6.19% for the one-year period which underperformed the Lehman Government Bond Index due to the shorter average maturity in the Fund compared to the Index. The U.S. Government Bond Fund had an average maturity of .7 years on September 30, 2001. The primary investment objective of the Bond Fund is to seek a high level of current income. When the economy recovers and the demand for borrowing increases, interest rates should increase. As bonds mature in the portfolio the proceeds will be reinvested at higher rates in order to increase interest income.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  REYNOLDS U.S. GOVERNMENT BOND FUND AND LEHMAN GOVERNMENT BOND INDEX(1)<F17>

                                 Reynolds U.S.          Lehman Government
             Date             Government Bond Fund          Bond Index
             ----             --------------------          ----------
           1/30/92*<F16>            $10,000                  $10,000
           9/30/92                  $10,668                  $10,890
           9/30/93                  $11,679                  $12,088
           9/30/94                  $11,032                  $11,604
           9/30/95                  $11,961                  $13,183
           9/30/96                  $12,498                  $13,763
           9/30/97                  $13,211                  $15,029
           9/30/98                  $14,014                  $17,071
           9/30/99                  $14,460                  $16,781
           9/30/00                  $15,161                  $17,986
           9/30/01                  $16,100                  $20,371

*<F16>  inception date

                          AVERAGE ANNUAL TOTAL RETURN

                                               Since Inception
                      1-YEAR         5-YEAR        1/30/92
                      ------         ------        -------
                       6.2%           5.2%           5.1%

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F17> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations at the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

Reynolds U.S. Government Bond Fund
STATEMENT OF NET ASSETS
September 30, 2001

 PRINCIPAL                                                            QUOTED
   AMOUNT                                                          MARKET VALUE
   ------                                                          ------------
LONG-TERM INVESTMENTS -- 17.9% (A)<F18>

               FEDERAL AGENCIES -- 17.9%
  $300,000     Federal Home Loan Bank,
                 5.37%, due 01/16/03                                $  309,991
   500,000     Federal Home Loan Bank,
                 4.50%, due 05/15/03                                   512,118
                                                                    ----------
                 Total long-term investments
                   (cost $796,877)                                     822,109

SHORT-TERM INVESTMENTS -- 81.7% (A)<F18>

               FEDERAL AGENCIES -- 73.9%
   400,000     Federal Home Loan Bank,
                 4.66%, due 10/15/01                                   400,171
   500,000     Federal Home Loan Bank,
                 3.22%, due  11/30/01                                  497,944
   500,000     Federal Home Loan Bank,
                 3.20%, due 12/04/01                                   497,809
   200,000     Federal National Mortgage
                 Association, 3.28%, due 02/22/02                      198,072
   400,000     Federal National Mortgage
                 Association, 3.22%, due 03/6/02                       395,836
   400,000     Federal National Mortgage
                 Association, 3.23%, due 06/14/02                      393,114
   300,000     Federal Farm Credit Bank,
                 6.20%, due 07/01/02                                   308,289
   200,000     Federal Home Loan Bank,
                 6.00%, due 08/15/02                                   206,019
   500,000     Federal National Mortgage
                 Association, 3.21%, due 08/23/02                      488,908
                                                                    ----------
                 Total federal agencies
                   (cost $3,362,644)                                 3,386,162

               VARIABLE RATE DEMAND NOTES -- 7.8%
   159,336     Firstar Bank U.S.A., N.A.                               159,336
   200,000     Wisconsin Corporate Central
                 Credit Union                                          200,000
                                                                    ----------
                 Total variable rate demand notes
                   (cost $359,336)                                     359,336
                                                                    ----------
                 Total short-term investments
                   (cost $3,721,980)                                 3,745,498
                                                                    ----------
                 Total investments
                   (cost $4,518,857)                                 4,567,607

               Cash and receivables, less
                 liabilities -- 0.4% (A)<F18>                           18,121
                                                                    ----------
                 NET ASSETS                                         $4,585,728
                                                                    ----------
                                                                    ----------
               Net Asset Value Per Share
                 ($0.01 par value 20,000,000
                 shares authorized), offering
                 and redemption price
                 ($4,585,728 / 469,236
                 shares outstanding)                                $     9.77
                                                                    ----------
                                                                    ----------

(a)<F18>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Interest                                                        $ 229,105
                                                                     ---------

EXPENSES:
     Management fees                                                    31,826
     Professional fees                                                  26,340
     Transfer agent fees                                                13,680
     Registration fees                                                   6,228
     Administrative services                                             4,243
     Printing and postage expense                                        1,290
     Custodian fees                                                      1,114
     Board of Directors fees                                             1,000
     Other expenses                                                      2,949
                                                                     ---------
          Total expenses before reimbursement
            and management fee waiver                                   88,670
     Less expenses assumed by adviser                                  (50,480)
                                                                     ---------
          Net expenses                                                  38,190
                                                                     ---------
NET INVESTMENT INCOME                                                  190,915
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                       (36,062)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 105,899
                                                                     ---------
NET GAIN ON INVESTMENTS                                                 69,837
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 260,752
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds U.S. Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                                                                       2001          2000
                                                                                                    ----------    ----------
OPERATIONS:
     Net investment income                                                                         $   190,915    $   205,999
     Net realized loss on investments                                                                  (36,062)            --
     Net increase (decrease) in unrealized appreciation on investments                                 105,899        (11,740)
                                                                                                   -----------    -----------
          Net increase in net assets resulting from operations                                         260,752        194,259
                                                                                                   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.4338 and $0.4852 per share, respectively)               (190,915)      (205,999)
                                                                                                   -----------    -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (136,915 and 159,133 shares, respectively)                          1,329,477      1,528,889
     Net asset value of shares issued in distributions (20,352 and 20,844 shares, respectively)        197,217        199,943
     Cost of shares redeemed (163,406 and 133,218 shares, respectively)                             (1,585,844)    (1,277,288)
                                                                                                   -----------    -----------
          Net (decrease) increase in net assets derived from Fund share activities                     (59,150)       451,544
                                                                                                   -----------    -----------
          TOTAL INCREASE                                                                                10,687        439,804
NET ASSETS AT THE BEGINNING OF THE YEAR                                                              4,575,041      4,135,237
                                                                                                   -----------    -----------
NET ASSETS AT THE END OF THE YEAR                                                                  $ 4,585,728    $ 4,575,041
                                                                                                   -----------    -----------
                                                                                                   -----------    -----------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                                                        --------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  9.62     $  9.65      $  9.81     $  9.76      $  9.75
Income from investment operations:
     Net investment income                                                0.43        0.49         0.47        0.53         0.53
     Net realized and unrealized gain (loss) on investments               0.15       (0.03)       (0.16)       0.05         0.01
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                          0.58        0.46         0.31        0.58         0.54

Less distributions:
     Dividends from net investment income                                (0.43)      (0.49)       (0.47)      (0.53)       (0.53)
     Distribution from net realized gains                                   --          --           --          --           --
                                                                       -------     -------      -------     -------      -------
Total from distributions                                                 (0.43)      (0.49)       (0.47)      (0.53)       (0.53)
                                                                       -------     -------      -------     -------      -------
Net asset value, end of year                                           $  9.77     $  9.62      $  9.65     $  9.81      $  9.76
                                                                       -------     -------      -------     -------      -------
                                                                       -------     -------      -------     -------      -------
TOTAL INVESTMENT RETURN                                                  6.19%       4.85%        3.18%       6.08%        5.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                     4,586       4,575        4,135       3,074        2,626
Ratio of expenses (after reimbursement) to average net assets*<F19>      0.90%       0.90%        0.90%       0.90%        0.90%
Ratio of net investment income to average net assets**<F20>              4.50%       5.04%        4.78%       5.40%        5.45%
Portfolio turnover rate                                                  18.6%       17.0%           --          --       25.28%

 *<F19> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.09%, 1.93%, 2.15%, 2.37% and 2.33% for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
**<F20> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2001, 2000, 1999, 1998 and 1997 would have been 3.31%,
          4.01%, 3.53%, 3.93% and 4.02%, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Money Market Fund
STATEMENT OF NET ASSETS
September 30, 2001

PRINCIPAL
  AMOUNT                                                  RATING      VALUE
  ------                                                  ------      -----
SHORT-TERM INVESTMENTS -- 100.4% (A)<F21>
             U.S. TREASURY SECURITIES -- 87.1%
$1,000,000   U.S. Treasury Bills, 3.33%, due 10/04/01              $   999,723
 5,000,000   U.S. Treasury Bills, 2.29%, due 10/18/01                4,994,593
 2,500,000   U.S. Treasury Bills, 3.28%, due 11/15/01                2,489,750
 5,000,000   U.S. Treasury Bills, 1.85%, due 11/23/01                4,986,382
                                                                   -----------
                  Total U.S. treasury securities
                    (amortized cost $13,470,448)                    13,470,448

             VARIABLE RATE DEMAND NOTES -- 13.3%
   760,000   American Family Financial Services           A1+P1        760,000
   760,000   Firstar Bank U.S.A., N.A.                    A1+P1        760,000
   539,384   Wisconsin Electric Power Co.                 A1+P1        539,384
                                                                   -----------
                  Total variable rate demand notes
                    (cost $2,059,384)                                2,059,384
                                                                   -----------
                  Total investments
                    (amortized cost $15,529,832)                    15,529,832
             Liabilities, less cash and
               receivables -- (0.4%) (A)<F21>                          (63,287)
                                                                   -----------
                  NET ASSETS                                       $15,466,545
                                                                   -----------
                                                                   -----------
             Net Asset Value Per Share ($0.01 par value
               500,000,000 shares authorized), offering and
               redemption price ($15,466,545 / 15,466,545
               shares outstanding)                                 $      1.00
                                                                   -----------
                                                                   -----------

             (a)<F21> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001

INCOME:
     Interest                                                        $ 961,829
                                                                     ---------

EXPENSES:
     Management fees                                                    96,946
     Transfer agent fees                                                29,967
     Professional fees                                                  27,090
     Administrative services                                            19,389
     Registration fees                                                  17,532
     Printing and postage expense                                        8,213
     Custodian fees                                                      5,403
     Board of Directors fees                                             3,000
     Other expenses                                                      4,355
                                                                     ---------
          Total operating expenses before interest
            expense and management fee waiver                          211,895
     Interest expense                                                    2,315
                                                                     ---------
          Total expenses before management fee waiver                  214,210

     Less expenses assumed by adviser                                  (85,866)
                                                                     ---------
          Net expenses                                                 128,344
                                                                     ---------
NET INVESTMENT INCOME                                                  833,485
NET REALIZED GAIN ON INVESTMENTS                                         9,482
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 842,967
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2001 and 2000

                                                                                                         2001          2000
                                                                                                      ----------    ----------
OPERATIONS:
     Net investment income                                                                          $     833,485  $     946,301
     Net realized gain on investments                                                                       9,482             --
                                                                                                    -------------  -------------
          Net increase in net assets resulting from operations                                            842,967        946,301
                                                                                                    -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ($0.0421 and $0.0521 per share, respectively)                  (842,967)      (946,301)
                                                                                                    -------------  -------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (274,668,696 and 334,876,633 shares, respectively)                   274,668,696    334,876,633
     Net asset value of shares issued in distributions (877,520 and 816,692 shares, respectively)         877,520        816,692
     Cost of shares redeemed (288,289,872 and 323,944,885 shares, respectively)                      (288,289,872)  (323,944,885)
                                                                                                    -------------  -------------
          Net (decrease) increase in net assets derived from Fund share activities                    (12,743,656)    11,748,440
                                                                                                    -------------  -------------
          TOTAL (DECREASE) INCREASE                                                                   (12,743,656)    11,748,440
NET ASSETS AT THE BEGINNING OF THE YEAR                                                                28,210,201     16,461,761
                                                                                                    -------------  -------------
NET ASSETS AT THE END OF THE YEAR                                                                   $  15,466,545  $  28,210,201
                                                                                                    -------------  -------------
                                                                                                    -------------  -------------

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                       YEARS ENDED SEPTEMBER 30,
                                                                        --------------------------------------------------------
                                                                         2001        2000         1999        1998         1997
                                                                        ------      ------       ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
Income from investment operations:
     Net investment income                                                0.04        0.05         0.04        0.05         0.05
Less distributions:
     Dividends from net investment income                                (0.04)      (0.05)       (0.04)      (0.05)       (0.05)
                                                                       -------     -------      -------     -------      -------
Net asset value, end of year                                           $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
                                                                       -------     -------      -------     -------      -------
                                                                       -------     -------      -------     -------      -------
TOTAL INVESTMENT RETURN                                                  4.29%       5.34%        4.46%       4.99%        4.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                    15,467      28,210       16,462       4,879        3,032
Ratio of operating expenses before interest expense
  (after reimbursement) to average net assets*<F22>                      0.65%       0.65%        0.65%       0.65%        0.65%
Ratio of interest expense to average net assets                          0.01%       0.01%          N/A         N/A          N/A
Ratio of net investment income to average net assets**<F23>              4.29%       5.24%        4.35%       4.88%        4.77%

 *<F22> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.09%, 1.16%, 1.37%, 1.96% and 2.02% for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively.
**<F23> If the Fund had paid all of its expenses, the ratios would have been 3.85%, 4.74%, 3.63%, 3.57% and 3.40% for the years ended September 30,
          2001, 2000, 1999, 1998 and 1997, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2001

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds U.S. Government Bond Fund ("Government Bond Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital, with current income as a secondary objective, by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Government Bond Fund is to provide a high level of current income by investing in a diversified portfolio of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Government Bond Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates quoted market value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts for the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund as reported on the statements of net assets are substantially the same for Federal income tax purposes. Cost amounts, as reported on the statements of net assets for the Government Bond Fund and the Money Market Fund, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock of the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Blue Chip Fund has $75,823,313 of post-October losses; the Opportunity Fund has $534,598 of post-October losses; the Reynolds Fund has $30,622,884 of post-October losses and the Government Bond Fund has $36,062 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002. The Blue Chip Fund has $344,232 and $15,455,133 of net capital loss carryforwards which expire September 30, 2008 and 2009, respectively. The Reynolds Fund has $799,185 of net capital loss carryforwards which expire September 30, 2009. The Government Bond Fund has $231,244, $19,651, $2,405 and $9,179 of net capital loss carryforwards which expire September 30, 2003, 2004, 2005 and 2007, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover. The Blue Chip Fund and Reynolds Fund have utilized $14,885,440 and $1,132,007, respectively, of post-October losses from the prior year as provided by tax regulations.

     (d) The Funds record dividend income on the ex-dividend date and interest income on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Funds have management agreements with Reynolds Capital Management ("RCM"), #with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Government Bond Fund a monthly fee of 0.75% of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 0.5% of such Fund's daily net assets. For the year ended September 30, 2001, RCM voluntarily waived $31,826 and $85,866 of the management fees due from the Government Bond Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Government Bond Fund for expenses over 0.90% of the daily net assets of such Fund totaling $18,654. These voluntary reimbursements to the Government Bond Fund may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers of the Funds are affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of such Funds' daily net assets up to and including $30,000,000 and 0.1% of such Funds' daily net assets in excess of $30,000,000; and the Government Bond Fund and the Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of such Funds' daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  CREDIT FACILITY --

     U.S. Bank, N.A. has made available to Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2002. The terms of the respective agreements are as follows:

                                                       BLUE CHIP          OPPORTUNITY           REYNOLDS          MONEY MARKET
                                                          FUND                FUND                FUND                FUND
                                                     --------------      --------------      --------------      --------------
     Payment Terms                                   Due in 45 days      Due in 45 days      Due in 90 days      Due in 45 days
     Interest                                       Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%
     Unused Line Fees                                    0.10%               0.10%               0.10%               0.10%
     Credit Limit                                      $5,000,000          $3,000,000          $4,000,000          $2,000,000
     Average Daily Balance Outstanding                  $563,666            $311,796            $799,170             $4,904
     Maximum Amount Outstanding                        $5,000,000          $3,000,000          $4,000,000          $1,760,000
     Interest Expense                                   $43,476             $25,391             $53,389              $2,315

(4)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders. On October 30, 2001, the Opportunity Fund will distribute $67,552 from net long-term realized gains ($0.04144 per share). The distributions were declared on October 29, 2001 to shareholders of record on October 26, 2001.

(5)  INVESTMENT TRANSACTIONS --

     For the year ended September 30, 2001, purchases and proceeds of sales of investment securities of the Blue Chip Fund (excluding short-term securities) were $118,654,152 and $278,279,628, respectively; purchases and proceeds of sales of investment securities of the Opportunity Fund (excluding short-term securities) were $39,470,573 and $74,289,457, respectively; purchases and proceeds of sales of long-term investment securities of the Reynolds Fund (excluding short-term securities) were $92,138,101 and $101,547,166, respectively; and purchases and proceeds of sales of long-term investment securities for the Government Bond Fund (excluding short-term securities) were $499,687 and $2,100,000, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of September 30, 2001, liabilities of the Funds included the following:

                                                     BLUE CHIP     OPPORTUNITY     REYNOLDS      GOVERNMENT    MONEY MARKET
                                                       FUND           FUND           FUND         BOND FUND        FUND
                                                   ------------   ------------   ------------   ------------   ------------
     Payable to brokers for securities purchased   $  5,385,230    $ 2,409,371    $ 7,779,949    $       --     $        --
     Payable to RCM for management fees                 155,285         23,481         16,274            --          11,080
     Payable to shareholders for redemptions            350,990         20,692          2,428            --              --
     Interest payable                                       417            250            333           N/A             167
     Other liabilities                                  119,499         64,080         34,793           538          19,891
     Loan payable                                            --             --             --           N/A              --

(7)  SOURCES OF NET ASSETS --

     As of September 30, 2001, the sources of net assets were as follows:

                                                     BLUE CHIP     OPPORTUNITY     REYNOLDS      GOVERNMENT    MONEY MARKET
                                                       FUND           FUND           FUND         BOND FUND        FUND
                                                   ------------   ------------   ------------   ------------   ------------
     Fund shares issued and outstanding            $276,590,500    $22,289,105    $61,539,875    $4,835,520     $15,466,545
     Net unrealized appreciation (depreciation)
       on investments                                 6,674,051      6,094,348     (7,593,357)       48,750              --
     Accumulated net realized (loss)
       on investments                              (100,522,869)      (589,577)   (33,810,070)     (298,542)             --
                                                   ------------    -----------    -----------    ----------     -----------
                                                   $182,741,682    $27,793,876    $20,136,448    $4,585,728     $15,466,545
                                                   ------------    -----------    -----------    ----------     -----------
                                                   ------------    -----------    -----------    ----------     -----------

     Aggregate net unrealized appreciation (depreciation) for the Funds as of September 30, 2001 consisted of the following:

                                                     BLUE CHIP          OPPORTUNITY          REYNOLDS           GOVERNMENT
                                                       FUND                FUND                FUND              BOND FUND
                                                    -----------         -----------         -----------         -----------
     Aggregate gross unrealized appreciation       $ 51,443,015         $ 7,222,240         $   298,436           $48,750
     Aggregate gross unrealized depreciation        (44,768,964)         (1,127,892)         (7,891,793)               --
                                                   ------------         -----------         -----------           -------
     Net unrealized appreciation (depreciation)    $  6,674,051         $ 6,094,348         $(7,593,357)          $48,750
                                                   ------------         -----------         -----------           -------
                                                   ------------         -----------         -----------           -------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

     In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                                      OPPORTUNITY
                                                          FUND
                                                      -----------
          Capital gains taxed at 20%                   $1,573,003


REPORT OF INDEPENDENT ACCOUNTANTS

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI 53202

(PRICEWATERHOUSECOOPERS LOGO)

October 29, 2001

To the Shareholders and Board of Directors of Reynolds Funds, Inc.

  In our opinion, the accompanying statements of net assets of Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds Fund, Reynolds U.S. Government Bond Fund and Reynolds Money Market Fund (constituting Reynolds Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at September 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                             FREDERICK L. REYNOLDS
                                ROBERT E. SNADER
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202